UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Siebert Financial Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

SIEBERT FINANCIAL CORP.
653 Collins Avenue
Miami Beach, FL 33139
(310) 385-1861
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 18, 2026
Dear Shareholders:
Notice is hereby given that Siebert Financial Corp., a New York corporation, (“Siebert”, or the “Company”) will hold its Annual Meeting of Shareholders (the “Annual Meeting”), on Wednesday, November 18, 2026, at 1:00 p.m. Eastern Standard Time.
This year’s Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted live via webcast. You may attend the webcast of the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/SIEB2026 when you enter your 16-digit control number included with the Notice of Internet Availability or proxy card. For instructions on how to attend and participate in the Annual Meeting via the webcast, visit www.virtualshareholdermeeting.com/SIEB2026. You will be able to vote your shares while attending the Annual Meeting by following the instructions on the website.
The purpose of the Annual Meeting is as follows:
1.	Election of seven directors.
2.	Ratification of the appointment of Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm for fiscal 2026; and
3.	Consider any other matters that are properly presented at the Annual Meeting and any adjournment thereof.
You may vote at the Annual Meeting if you were a Siebert shareholder of record at the close of business on Monday, September 21, 2026.
Along with the attached proxy statement (the “Proxy Statement”), we are also enclosing a copy of our Annual Report to Shareholders (the “Annual Report”), which includes our financial statements.
To assure your representation at the meeting, please vote by Internet or telephone or sign and mail the enclosed proxy as soon as possible. We have enclosed a return envelope, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors. Shareholders who attend the Annual Meeting may revoke their proxy and vote their shares electronically.
PLEASE VOTE—YOUR VOTE IS IMPORTANT

Andrew H. Reich
Secretary

Miami Beach, FL
October 8, 2026
IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING:

This Notice and Proxy Statement, our Proxy Card and our Annual Report also are available at www.proxyvote.com by entering the 16-digit control number found on the enclosed Proxy Card.

SIEBERT FINANCIAL CORP.
653 Collins Avenue
Miami Beach, FL 33139
(310) 385-1861
PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON NOVEMBER 18, 2026
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Annual Meeting:	November 18, 2026 1:00 p.m. Eastern Standard Time	www.virtualshareholdermeeting.com/SIEB2026

Record Date:
Close of business on Monday, September 21, 2026. If you were a shareholder at that time, you may vote at the meeting. Each share is entitled to one vote. On the record date, we had 42,224,436 shares of our common stock outstanding and entitled to vote. Of those shares, 17,050,603 shares are beneficially owned within a control group by members of the Gebbia family. Proxy materials are expected to be mailed or available to shareholders beginning on or about October 8, 2026.

Quorum:
The holders of one-third of the outstanding shares of our common stock, represented electronically or by proxy and entitled to vote, will constitute a quorum at the meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

Agenda:	1.	Election of seven directors.

	2.	Ratification of the appointment of Crowe as the Company’s independent registered public accounting firm for fiscal 2026.

	3.	Any other proper business. However, we currently are not aware of any other matters that will come before the Annual Meeting.

Attending the Annual Meeting:
This year’s Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted live via webcast. You may attend the webcast of the meeting via the Internet at www.virtualshareholdermeeting.com/SIEB2026 when you enter your 16-digit control number included with the Notice of Internet Availability or proxy card. Instructions on how to attend and participate in the Annual Meeting via the webcast are posted at www.virtualshareholdermeeting.com/SIEB2026. You will be able to vote your shares while attending the Annual Meeting by following the instructions on the website.

Vote Required:
In the case of Proposal 1, directors are elected by a plurality of the votes cast, meaning that the seven nominees for director who receive the most votes out of the votes cast by the holders of shares of common stock represented electronically or by proxy at the Annual Meeting and entitled to vote in the election will be elected. If you withhold authority to vote for any nominee on your proxy card, your vote will not count either for or against the nominee and will have no effect on the outcome of the election. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will therefore have no effect on the election of director nominees.

Adoption of Proposal 2 requires the affirmative vote of a majority of the votes cast in favor of or against the proposal by the holders of shares of common stock represented electronically or by proxy at the Annual Meeting and entitled to vote thereon (meaning that of the shares represented at the meeting and entitled to vote, a majority of the votes cast of such shares must be voted “for” the proposal for it to be approved). Abstentions are not considered votes cast for the foregoing purpose and will therefore have no effect on Proposal 2. Although ratification of the Audit Committee’s appointment of Crowe LLP is not required, the Audit Committee will consider the outcome of this vote when making future decisions regarding the appointment of an independent registered public accounting firm.
Broker Non-votes:
“Broker non-votes” are shares held by brokers or nominees which are represented electronically or by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under the rules of the Financial Industry Regulatory Authority (or “FINRA”), member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange, New York Stock Exchange-member brokers who hold shares of our common stock in street name for their customers and have transmitted our proxy solicitation materials to their customers, but do not receive voting instructions from such customers, are not permitted to vote on non-routine matters.

Broker non-votes count for quorum purposes, but we do not count broker non-votes as votes for or against any non-routine proposal. Under exchange rules, Proposal 1, relating to the election of directors, is deemed to be a non-routine matter with respect to which brokers and nominees may not exercise their voting discretion without receiving instructions from the beneficial owner of the shares.

Proposal 2, ratification of the appointment of our independent registered public accounting firm, is a matter we believe will be considered “routine” and will therefore not be subject to broker non-vote. We encourage you to provide voting instructions to your bank, broker or other nominee whether or not you plan to attend the Annual Meeting.

Proxies:
Please vote; your vote is important. Prompt return of your proxy will help avoid the costs of re-solicitation. Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies “FOR” each of the Board of Directors’ nominees for director and “FOR” the ratification of the appointment of our independent registered public accounting firm.

If any nominee cannot or will not serve as a director, your proxy will vote in accordance with his or her best judgment. At the time we began printing this Proxy Statement, we did not know of any matters that needed to be acted upon at the meeting other than those discussed in this Proxy Statement. However, if any additional matters are presented to the shareholders for action at the meeting, your proxy will vote in accordance with his or her best judgment.

Proxies Solicited By:
The Board of Directors. No additional compensation will be paid to directors, officers or employees for such solicitation. We have retained Broadridge to assist in the distribution of proxies for a fee estimated to be approximately $54,000, including estimated mailing and printing costs. The Company will bear the cost of solicitation of proxies.

Revoking Your Proxy:	You may revoke your proxy before it is voted at the meeting. Proxies may be revoked if you:
	1.	Deliver a signed, written revocation letter, dated later than the proxy, to Andrew H. Reich, Secretary, Siebert Financial Corp., 653 Collins Avenue, Miami Beach, FL 33139;

	2.	Deliver a signed proxy, dated later than the first proxy, to Mr. Reich at the address above; or

	3.	Virtually attend the Annual Meeting and vote electronically. Attending the meeting without doing more will not revoke your proxy.

Householding:
If you share an address with another shareholder, only one copy of our Annual Report and Proxy Statement will be delivered unless we have received contrary instructions from you. We will promptly deliver a separate copy of either document to any shareholder upon written or oral request to our Secretary, Andrew H. Reich, at Siebert Financial Corp., 653 Collins Avenue, Miami Beach, FL 33139, telephone (310) 385-1861. If you share an address with another shareholder and (i) would like to receive multiple copies of the Proxy Statement or Annual Report in the future, or (ii) if you are receiving multiple copies and would like to receive only one copy per household in the future, please contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

Your Comments:
Your comments about any aspects of our business are welcome. Although we may not respond on an individual basis, your comments help us to measure your satisfaction, and we may benefit from your suggestions.

BOARD OF DIRECTORS
Our Board of Directors nominated the seven directors identified below for election at the Annual Meeting. All of the nominees for election as director are currently serving as our directors. All of the nominees have consented to be named and have indicated their intent to serve if elected. If elected, each director will hold office until the next annual meeting or until the director’s successor has been duly elected. All our directors, other than John J. Gebbia, Andrew H. Reich and John M. Gebbia, are “independent directors” within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market (“Nasdaq”).
On September 22, 2026, Gloria E. Gebbia resigned from the Board of Directors to focus on public relations and philanthropic endeavors. Ms. Gebbia’s resignation from the Board of Directors was not due to any disagreement with the Company, and the Company extends its gratitude and appreciation to Ms. Gebbia for her contributions to the Company.
On September 22, 2026, the Board of Directors appointed John M. Gebbia to fill the vacancy resulting from Ms. Gebbia’s resignation.
The names of our director nominees, and certain information about each of them, are set forth below:

Nominees:	John J. Gebbia Age 87 Director, Chairman and Chief Executive Officer
John J. Gebbia has served as a member of our Board of Directors since June 1, 2020, and as our Chief Executive Officer and Chairman since May 24, 2023.

From February 2017 to May 2020, Mr. Gebbia served as a Special Advisor to the Board of Directors. John commenced his employment in the brokerage industry in 1959 and, in 1962, became Executive Vice President of Walston & Company. After becoming CEO of Jesup & Lamont, an institutional brokerage firm, Mr. Gebbia purchased the company in 1983. Since then, Mr. Gebbia owned and/or controlled various brokerage firms including Kennedy Cabot & Co., which was sold in 1997 to Toronto Dominion Bank for $160 million.

We believe Mr. Gebbia brings valuable experience to our Board of Directors from his role as our Chief Executive Officer, as well as his extensive brokerage and executive experience in the brokerage industry.

Charles A. Zabatta Age 84 Director
Charles A. Zabatta has served as a member of our Board of Directors since December 16, 2016.

Charles A. Zabatta served as a consultant to StockCross from 2011 until 2016, acting as its head of Corporate Development. Mr. Zabatta continues to have a distinguished career, predominantly in the financial services industry, including holding various positions with the New York Stock Exchange, Paine Webber, Securities Settlement Corp., Josephthal Lyon & Ross, Kennedy Cabot & Co. and TD Waterhouse. Mr. Zabatta’s creative business skills have been instrumental in several acquisitions of small to midsize companies in various industries. Charles currently advises on capital raising, general business structure, and management. Previously, he served on the boards of Knight Capital and Kennedy Cabot & Co., and currently, he serves on the board of Paraco Gas Corporation, a large, privately held independent energy company. Mr. Zabatta holds a B.A. in Industrial Psychology from Iona College.

We believe Mr. Zabatta’s extensive experience in the financial services industry, vast industry network, as well as his board expertise qualifies him to serve on our Board of Directors.

Francis V. Cuttita Age 58 Director
Francis V. Cuttita has served as a member of our Board of Directors since December 16, 2016.

Francis V. Cuttita is a Senior Partner of Cuttita, LLP, a New York-based law firm. Francis has over 27 years of experience practicing law in the areas of real estate and business transactions, media, sports, and entertainment. His list of clients includes Fortune 100 corporations, CEOs, hedge fund managers, legendary professional athletes, entertainment icons, and Grammy Award-winning musicians. Mr. Cuttita also serves as an advisor to several national financial, insurance and sports businesses and is an active supporter and member of various nonprofit organizations. He graduated from Swarthmore College and received his law degree from Fordham University School of Law.

We believe Mr. Cuttita’s legal experience qualifies him to serve on our Board of Directors.

Andrew H. Reich Age 71 Director and Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary
Andrew H. Reich has served on our Board of Directors since December 16, 2016.

Andrew H. Reich has served as Executive Vice President, Chief Operating Officer, Chief Financial Officer, and Secretary of the Company and Chief Executive Officer of Muriel Siebert & Co., LLC (“MSCO”). Prior to these roles, Andrew served in a variety of executive positions with StockCross from 2002 until 2016. Mr. Reich has more than 30 years of experience in the financial industry, including more than 14 years as senior management of StockCross. He holds an M.B.A. from The University of Southern California and a B.B.A. from the Bernard Baruch College.

Mr. Reich brings valuable experience to our Board of Directors from his role as our Executive Vice President, Chief Financial Officer, Secretary as well as his extensive experience in the financial industry.

Hocheol Shin Age 49 Director
Hocheol Shin has served on our Board of Directors since May 24, 2023.

Hocheol Shin has over 15 years of experience working in global technology companies across various functions including strategy, investment, and engineering. He is currently the President of Kakaopay Securities Corporation (“Kakaopay Securities”). Before Kakaopay Securities, Mr. Shin was head of Kakaopay Corporation’s (“Kakaopay”) Payment Business Group and Corporate Development Office, was Vice President of Kakao Corp., a Director and Head of Open Innovation at Samsung Electronics, and an Engagement Manager at McKinsey & Company. Mr. Shin received a B.S. in Electrical Engineering from Seoul National University and a Ph.D. in Electrical Engineering from Stanford University.

We believe Hocheol Shin’s significant experience within technology and international business qualifies him to serve on our Board of Directors.

Lewis W. Solimene, Jr. Age 67 Director
Lewis W. Solimene, Jr. has served on our Board of Directors and Chairman of the Audit Committee since November 18, 2025.

Mr. Solimene has served as Managing Director and Portfolio Manager at Monroe Capital since July 2021 and has held the roles of Chief Financial Officer, Chief Investment Officer, and Secretary of Monroe Capital Corporation since June 2022, as well as Chief Financial Officer, Chief Investment Officer, and Corporate Secretary of Monroe Capital Income Plus Corporation since January 2022. Prior to joining Monroe Capital, he served as Managing Director and Head of Opportunistic Investments at Allstate Investments from 2016 to 2021. From 2007 to 2016, he was Senior Managing Director and Head of the Restructuring and Special Situations Group at Macquarie Capital, following leadership roles at Giuliani Capital Advisors, Ernst & Young Corporate Finance, and Bank of America. He served on the Board of Directors and as Chair of the Audit Committee of Runway Growth Finance Corp. from 2017 to 2022. Mr. Solimene holds a B.S. in Finance from Western Illinois University and an M.B.A. from the University of Chicago Booth School of Business.

We believe that Mr. Solimene’s financial and investment expertise, public company executive experience and prior audit committee leadership qualify him to serve on our Board of Directors and as Chairman of the Audit Committee.

John M. Gebbia Age 64 Director
John M. Gebbia has served on our Board of Directors since September 22, 2026.

From 1992 to 1997, John M. Gebbia served as President and Chief Executive Officer of Kennedy Cabot & Co., a broker-dealer that was acquired by TD Ameritrade in 1997. Thereafter, Mr. Gebbia managed and operated various Gebbia family business interests. From 2007 to 2020, Mr. Gebbia served as a Director and Executive Vice President at StockCross and has been active in the brokerage industry in various capacities since 1990. Since 2020, Mr. Gebbia has served as Co-Chief Executive Officer of MSCO.

We believe Mr. Gebbia brings valuable experience to our Board of Directors through his experience in the securities industry, including his leadership of broker-dealers and extensive knowledge of brokerage operations and financial services.

CORPORATE GOVERNANCE

Board Meetings:	The Board of Directors held 14 special meetings during 2025. Each incumbent director attended at least 75% of Board of Directors meetings and all of his or her committee meetings in 2025.

Director Independence:
Our common stock is listed on Nasdaq under the symbol “SIEB.” Nasdaq Listing Rules require that a majority of the members of a listed company’s board of directors be independent. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating committees be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Our Board of Directors undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each non-employee director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of our directors have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq and Rule 10A-3 and Rule 10C-1 under the Exchange Act, except for Mr. John J. Gebbia, Mr. Reich, and Mr. John M. Gebbia who are not independent under Nasdaq’s independence standards.

Audit Committee of the Board of Directors:
The Audit Committee of our Board of Directors currently consists of Mr. Solimene, Chairman, Mr. Zabatta and Mr. Cuttita. The Board of Directors has determined that Mr. Solimene, Mr. Zabatta, and Mr. Cuttita is each an “independent director” within the meaning of Rule 5605 (a)(2) of Nasdaq and within the meaning of the applicable rules and regulations of the SEC.

The Audit Committee held five meetings during 2025.

The Board of Directors has determined that Mr. Solimene qualifies as an “audit committee financial expert” under the applicable rules of the SEC.

The Audit Committee was established to (i) assist the Board of Directors in its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements and our auditor’s qualifications and independence, (ii) prepare the report of the Audit Committee contained herein, (iii) retain, consider the continued retention and termination of our independent auditors, (iv) approve audit and non-audit services performed by our independent auditors and (v) perform any other functions from time to time delegated by the Board of Directors. The Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.siebert.com/investor-relation/shareholder-information.

Compensation Committee of the Board of Directors:
The Compensation Committee of our Board of Directors consists of Mr. Zabatta, Mr. Cuttita and Mr. Solimene. The Compensation Committee reviews and determines all forms of compensation provided to our executive officers and directors. The Compensation Committee administers an equity compensation benefit plan. The Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.siebert.com/investor-relation/shareholder-information. The Compensation Committee held five meetings during 2025.

For 2025, the Compensation Committee directly engaged Forensic Employment & Compensation Consultants, LLC, as its independent compensation consultant (the “Compensation Consultant”). The Compensation Consultant provides services to the Compensation Committee, including advising the Compensation Committee on the principal aspects of our compensation program and evolving industry practices, and presenting information to assist the Compensation Committee in determining the competitiveness of our compensation program relative to other companies. Our Compensation Committee considers the advice and recommendations received from the Compensation Consultant, including when making decisions with respect to director and executive compensation.

The Compensation Consultant does not provide services to the Company, other than the advice provided to our Compensation Committee. The Compensation Committee has considered the relationship with the Compensation Consultant, including the factors impacting the Compensation Consultant’s independence under the rules of the SEC and Nasdaq. After considering all relevant factors, the Compensation Committee has concluded that the Compensation Consultant is independent, and that its work for the Compensation Committee does not raise any conflicts of interest

The Compensation Committee evaluates the performance of our executive officers in terms of our operating results and financial performance and determines their compensation in connection therewith.

In accordance with general practice in the securities industry, our executive compensation includes base salaries and an annual discretionary cash bonus that are intended to align the financial interests of our executives with the returns to our shareholders.

As part of its oversight of the Company’s executive compensation, the Compensation Committee considers the impact of the Company’s executive compensation, and the incentives created by the compensation awards that it administers, on the Company’s risk profile. In addition, the Compensation Committee reviews the Company’s compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to the Company.

The Compensation Committee may delegate authority to one or more subcommittees. It may also delegate to one or more executive officers the authority to grant equity awards under an equity-based plan to employees who are not directors or executive officers in accordance with the terms of such plan and applicable law.

Nomination Committee of the Board of Directors:
On September 22, 2026, the Board of Directors approved the formation of a standalone Nominating Committee. The Board determined that establishing this dedicated Committee strengthens the Company’s corporate governance framework and ensures an independent, structured approach to leadership evaluation and succession planning. The Nominating Committee of our Board of Directors consists of Mr. Zabatta,

Mr. Cuttita and Mr. Solimene, with the size of the Committee determined by the Board. Each member is required to satisfy the applicable independence criteria of Nasdaq, subject to the limited exceptions permitted under Nasdaq rules. The Nominating Committee identifies and approves individuals qualified to become members of the Board, selects or recommends that the Board select director nominees for the next annual meeting of stockholders, and oversees the evaluation of the performance of the Board, management (including the Chief Executive Officer and other executive officers), and its committees. The Committee operates under a written charter, which is available on our website at www.siebert.com/investor-relation/shareholder-information. The Nominating Committee was not yet established in 2025 and therefore did not hold any meetings during 2025.

In carrying out its nominating responsibilities, the Nominating Committee identifies and recommends candidates to fill new or vacant Board positions, applying criteria approved by the Board and such other factors as the Committee deems appropriate. The Committee also reviews and evaluates director nominations and related proposals submitted by stockholders and makes recommendations to the Board regarding those submissions. Additionally, the Nominating Committee reviews the appointment of any new Chief Executive Officer or other executive officer and provides its recommendation to the Board of Directors.

The Nominating Committee periodically reviews the qualifications and independence of the members of the Board and makes recommendations regarding the appropriate size and composition of the Board, the qualifications for directors and whether incumbent directors should be nominated for re-election. The Committee also coordinates and evaluates orientation and continuing education programs for directors and periodically evaluates the effectiveness of the Board and its committees in fulfilling their obligations to the Company and its stockholders.

As part of its corporate governance oversight, the Nominating Committee periodically reviews the Company’s compliance with the corporate governance requirements of Nasdaq, the Sarbanes-Oxley Act and other applicable laws, rules and regulations. The Committee also reviews and recommends changes, as appropriate, to the Company’s certificate of incorporation, by-laws, Code of Ethics and procedures governing stockholder communications with directors. The Committee regularly reports its activities to the Board, periodically reviews its charter and recommends changes to the Board, and evaluates its own performance against the requirements of its charter, including establishing goals and objectives for the upcoming year.

The Nominating Committee meets as often as it determines appropriate to carry out its responsibilities and may act at a meeting by a majority vote when a quorum is present or by unanimous written consent. The Committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members. In carrying out its responsibilities, the Committee may rely on advice and information from management, experts, advisors and other professionals, and may request that Company personnel, outside legal counsel or other professionals attend Committee meetings or meet with the Committee or its advisors.

Our Nominating Committee will consider and evaluate any candidate who is properly recommended by shareholders, identified by members of our Board of Directors or our executive officers, or, at the discretion of our Nominating Committee, an independent search firm. Shareholders may recommend director candidates for consideration by the Nominating Committee by writing to our Corporate Secretary at Siebert Financial Corp., 653 Collins Avenue, Miami Beach, FL 33139. A recommendation must be accompanied by a statement from the candidate that he or she would give favorable consideration to serving on our Board of Directors and should include sufficient biographical and other information concerning the candidate and his or her qualifications to permit the Nominating Committee to make an informed decision as to whether further consideration of the candidate would be warranted.

In recommending candidates for nomination to the Board of Directors, the Nominating Committee considers, among other factors, a director candidate’s judgment, independence, relevant subject matter expertise, standards of integrity and ethical behavior, range of experience and knowledge and any other factors deemed relevant to the current needs of the Board of Directors. While the Nominating Committee does not implement a formal diversity policy, it also considers whether the candidate enhances the diversity of the Board of Directors, including diversity of career paths, educational backgrounds and life experiences. The Nominating Committee has not established any specific minimum qualifications that a candidate must satisfy in order to be recommended.

Indemnification of Officers and Directors:
We indemnify our executive officers and directors to the extent permitted by applicable law against liabilities incurred as a result of their service to us and against liabilities incurred as a result of their service as directors of other corporations when serving at our request. We have a director’s and officer’s liability insurance policy, underwritten by American International Group, Inc. As to reimbursements by the insurer of our indemnification expenses, the policy has a $250,000 deductible; there is no deductible for covered liabilities of individual directors and officers.

Annual Shareholders Meeting Attendance Policy:
It is the policy of our Board of Directors that all of our directors are strongly encouraged to attend each annual meeting of the shareholders. Six directors attended the 2025 Annual Meeting of the Shareholders (the “2025 Annual Meeting”).

Code of Ethics:
We have adopted a Code of Ethics for Senior Financial Officers applicable to our Chief Executive Officer, Chief Financial Officer, Controller, Principal Accounting Officer, and any of our other employees performing similar functions. A copy of the Code of Ethics for Senior Financial Officers is available on our website at www.siebert.com/investor-relation/shareholder-information.

Board Leadership Structure and Board of Directors:
The Board of Directors believes that all of the directors will continue to participate in the full range of the Board of Directors’ responsibilities with respect to its oversight of the Company’s management. The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer and does not have a lead independent director. The Board believes this currently provides an efficient and effective leadership model for the Company. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while the non-independent directors bring Company specific experience and expertise.

The Board of Directors intends to hold at least four regular meetings each year to consider and address matters involving the Company. The Board of Directors also may hold special meetings to address matters arising between regular meetings. These meetings may take place in person or by telephone. The independent directors also regularly meet in executive sessions outside the presence of management. The Board of Directors has access to legal counsel for consultation concerning any issues that may occur during or between regularly scheduled Board meetings. As discussed above, the Board has established an Audit Committee, a Compensation Committee and a Nominating Committee.

The Board of Directors’ Role in Risk Oversight:
Consistent with its responsibility for oversight of the Company, the Board of Directors, among other things, oversees risk management of the Company’s business affairs directly and through the committee structure that it has established. The principal risks associated with the Company are risks related to securities market volatility and the securities industry, lower price levels in the securities markets, intense competition in the brokerage industry, extensive government regulation, net capital requirements, customers’ failure to pay, an increase in volume on our systems or other events which could cause them to malfunction, reliance on information processing and communications systems, continuing changes in technology, dependence on the ability to attract and retain key personnel, the ability of our principal shareholder to control many key decisions and the potential that there may be no public market for our common stock, among other risks and uncertainties detailed in Part I, Item 1A – Risk Factors of our Annual Report on Form 10-K as well as in our other filings with the SEC.

The Board of Directors’ role in the Company’s risk oversight process includes regular reports from senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risks. The full Board of Directors (or the appropriate committee) receives these reports from management to identify and discuss such risks.

The Board of Directors periodically reviews with management its strategies, techniques, policies and procedures designed to manage these risks. Under the overall supervision of the Board of Directors, management has implemented a variety of processes, procedures and controls to address these risks.

The Board of Directors requires management to report to the full Board of Directors on a variety of matters at regular meetings of the Board of Directors and on an as-needed basis, including the performance and operations of the Company and other matters relating to risk management. The Audit Committee also receives reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. These reviews are conducted in conjunction with the Board of Directors’ risk oversight function and enable the Board of Directors to review and assess any material risks facing the Company.

Compensation Committee Interlocks and Insider Participation:	No member of the Compensation Committee during 2025 had a relationship that requires disclosure as a Compensation Committee interlock.

Family Relationships:
John M. Gebbia, our director, is the son of John J. Gebbia, our Chief Executive Officer and Chairman of the Board of Directors. Except as disclosed, there are no family relationships between or among any of our directors and executive officers.

Compliance with Section 16(a) of the Exchange Act
Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”). These executive officers, directors and shareholders are required by the SEC to furnish us with copies of all forms they file pursuant to Section 16(a).

Based upon a review of Section 16(a) forms furnished to the Company, except as disclosed below, the Company believes that all applicable Section 16(a) filing requirements were met during the year ended December 31, 2025.

Delinquent Section 16(a) Reports
On March 5, 2025, John M. Gebbia, a member of a group that beneficially owns over 10% of the Company’s outstanding shares of common stock, reported on Form 4 the disposition of 1,000 shares. Mr. Gebbia’s Form 4 was filed late due to an inadvertent mistake.

Insider Trading Policy; Employee, Officer and Director Hedging and 10b5-1 Plans
We have adopted an insider trading policy governing the purchase, sale and/or other dispositions of the Company’s securities by its directors, officers and employees, or by the Company itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and the listing rules of Nasdaq. A copy of the Company’s insider trading policy is attached as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Our insider trading policy strongly discourages our employees (including officers) or directors, or any of their designees, from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

On August 25, 2025, Charles Zabatta, a member of our Board of Directors, entered into a Rule 10b5-1 trading plan, which was terminated on August 18, 2026. On August 18, 2026, Mr. Zabatta entered into a new Rule 10b5-1 trading plan intended to satisfy the affirmative defense of Rule 10b5-1(c) under the Exchange Act. The Rule 10b5-1 trading plan relates to the sale of 20,000 shares of our common stock and is scheduled to expire on August 13, 2027.

Clawback Policy
We have a compensation recovery policy designed to comply with the mandatory compensation “clawback” requirements under Nasdaq rules. Under the policy, in the event of certain accounting restatements, we will be required to recover erroneously received incentive-based compensation from our executive officers representing the excess of the amount actually received over the amount that would have been received had the financial statements been correct in the first instance. The Compensation Committee has discretion to make certain exceptions to the clawback requirements (when permitted by Nasdaq rules) and ultimately determine whether any adjustment will be made.

Advisors to the Company
John M. Gebbia and Richard S. Gebbia, sons of John J. Gebbia, are Co-CEOs of MSCO and serve as Registered Principals and associated persons of MSCO. Before the close of the acquisition of StockCross, they were also serving as executive officers and directors of StockCross. Both Richard S. Gebbia and John M. Gebbia have extensive experience in the securities industry and work with MSCO and senior management of the Company to identify cost saving opportunities and improvements to the business.

Richard S. Gebbia has been in the brokerage industry since 1993. From 2007 to 2020, Mr. Gebbia was associated with StockCross in various capacities. Mr. Gebbia was the CEO and a Director of StockCross.

David J. Gebbia, son of John J. Gebbia, has been in the brokerage industry since 1993. Mr. Gebbia is currently the President of the Company’s insurance subsidiary, Park Wilshire Companies, Inc. (“PW”) and entertainment and sports subsidiary, Gebbia Holdings, LLC.

EXECUTIVE OFFICERS
Set forth below is certain information concerning the executive officers of the Company.

Name	Age	Position
John J. Gebbia	87
Chief Executive Officer, Chairman and Director

From February 2017 to May 2020, John J. Gebbia served as a Special Advisor to the Board of Directors. John J. Gebbia commenced his employment in the brokerage industry in 1959. In 1962, Mr. Gebbia became Executive Vice President of Walston & Company. After becoming CEO of Jesup & Lamont, an institutional brokerage firm, Mr. Gebbia purchased the company in 1983. Thereafter, Mr. Gebbia owned and/or controlled various brokerage firms including Kennedy Cabot & Co., which was sold in 1997 to Toronto Dominion Bank for $160 million.

Name	Age	Position
Andrew H. Reich	71
Executive Vice President, Chief Operating Officer, Chief Financial Officer, Director and Secretary

Andrew H. Reich has served as Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary of the Company and Chief Executive Officer of MSCO. Prior thereto, Andrew H. Reich served in a variety of executive positions with StockCross from 2002 until 2016. Mr. Reich has more than 30 years of experience in the financial industry, including more than 14 years as senior management of StockCross. Mr. Reich holds an M.B.A. from The University of Southern California and a B.B.A. from the Bernard Baruch College.

EXECUTIVE COMPENSATION
2025 Summary Compensation Table
The following table presents the annual compensation paid to or earned by our current named executive officers during the years ended December 31, 2025 and 2024, respectively.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)	Totals ($)
John J. Gebbia Chief Executive Officer, Director and Chairman	2025	$975,000	$420,000	—	—	—	—	$120,000	$1,515,000
	2024	$840,000	$350,000	—	—	—	—	$120,000	$1,310,000
Andrew H. Reich Executive Vice President, Chief Operating Officer, Chief Financial Officer, Director and Secretary	2025	$300,000	$190,000	—	—	—	—	$122,000	$612,000
	2024	$272,000	$190,000	—	—	—	—	$122,000	$584,000

(1)
“All other compensation” for Mr. Gebbia and Mr. Reich represents cash fees earned for services as a member of our Board of Directors, which amounts would otherwise have been reported in the “Fees Earned or Paid in Cash” column of the 2025 Director Compensation table below, as well as employer 401(k) matching of $2,000 for Andrew Reich for both 2024 and 2025.

2021 Equity Incentive Plan
The purpose of the Siebert Financial Corp. 2021 Equity Incentive Plan (as amended and restated, the “2021 Plan”) is to (a) enable the Company to attract and retain the types of employees, directors and other service providers who will contribute to the Company’s long term success; (b) provide incentives that align the interests of the participants with those of the shareholders of the Company; and (c) promote the success of the Company’s business.
One or more committees (each, a “Committee”) appointed by the Board of Directors (or its Compensation Committee) will administer the 2021 Plan. Unless the Board of Directors provides otherwise, the Compensation Committee will be the Committee. The Board of Directors may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee. Except as otherwise determined by the Board of Directors, the Committee shall consist solely of two or more directors who qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act.
Subject to the terms of the 2021 Plan, the Committee has the sole discretion to select the employees, directors and other service providers who will receive awards, determine the terms and conditions of awards and interpret the provisions of the 2021 Plan and outstanding awards. The Committee may delegate any part of its authority and powers under the 2021 Plan to one or more directors or executive officers of the Company; provided, however, that the Committee may not delegate its authority and powers with respect to awards granted to our executive officers and directors.
The 2021 Plan permits the grant of the following types of incentive awards: (1) stock options (which can be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or nonqualified stock options); (2) stock appreciation rights (“SARs”); (3) restricted stock; (4) restricted stock units; (5) performance shares or units; (6) other equity-based awards; and (7) cash awards. The vesting of equity awards can be based on “continuous service” (as defined in the 2021 Plan), achievement of one or more performance criteria, or a combination of continuous service and achievement of performance criteria.

The 2021 Plan has key features which reflect a broad range of compensation and commonly viewed governance best practices, including the following provisions:
•	Prohibition against granting discounted options or SARs;
•	Requiring shareholder approval before repricing underwater options or SARs;
•	No authority to allow dividend equivalents for options or SARs.
Outstanding Equity Awards as of December 31, 2025
As of December 31, 2025, the Company had no outstanding awards to named executive officers.
Employment Agreements
We are not a party to an employment agreement with any named executive officer. All of our named executive officers are at-will employees with no definite term or contract of employment.
Bonus Compensation
“Bonus” amounts for 2025 set forth in the 2025 Summary Compensation Table above represent bonuses with respect to 2025 that were approved by our Board of Directors based on its subjective assessment of each named executive officer’s contributions during such year.

Pay Versus Performance
As required by Item 402(v) of Regulation S-K, the Company is providing the following information regarding the relationship between “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”), and non-PEO named executive officers (“Non-PEO NEOs”) and certain financial performance of the Company for the fiscal years listed below.

	John J. Gebbia - PEO		Andrew H. Reich - Former PEO		Non-PEO NEO		Value of Initial Fixed $100
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(3)	Summary Compensation Table Total for Former PEO(1)	Compensation Actually Paid to Former PEO(3)	Average Summary Compensation Table Total for Non-PEO NEO(1)	Average Compensation Actually Paid to Non-PEO NEO(4)	Investment Based On Total Shareholder Return (“TSR”)(5)	Net Income / (Loss) thousands(6)
2025	$1,515,000	$1,515,000	$—	$—	$612,000	$612,000	$258.09	$5,121
2024	$1,310,000	$1,310,000	$—	$—	$584,000	$584,000	$232.35	$13,303
2023	$612,000	$612,000	$551,000	$551,000	$—	$—	$123.53	$7,844

(1)	Represents the amounts of total compensation reported for each PEO and our Non-PEO NEO as applicable for each corresponding year in the “Total” column of the applicable Summary Compensation Table.
(2)
Andrew H. Reich (with respects to 2023, “Former PEO”) was our PEO from January 1, 2023 until May 24, 2023, upon appointment of Mr. Gebbia as PEO. Mr. Gebbia has served as our PEO since May 24, 2023. There were no Non-PEO NEOs for the year ended December 31, 2023. For the years ended December 31, 2025 and 2024, Mr. Reich was the only Non-PEO NEO. References to “average” amounts for our Non-PEO NEOs in this disclosure with respect to 2025 and 2024 are referring to amounts with respect to Mr. Reich. In prior years, our proxy statement disclosure treated Mr. Reich as both a PEO and a Non-PEO NEO for 2023; this disclosure corrects that characterization.

(3)	Represents the amount of “compensation actually paid” to our PEO and Former PEO, respectively, as computed in accordance with Item 402(v) of Regulation S-K, with the following adjustments:

Year	Reported Summary Compensation Table Total for PEO	Adjustments to Determine Compensation Actually Paid(a)	Compensation Actually Paid to PEO
2025	$1,515,000	$—	$1,515,000
2024	$1,310,000	$—	$1,310,000
2023	$612,000	$—	$612,000

Year	Reported Summary Compensation Table Total for Former PEO	Adjustments to Determine Compensation Actually Paid(a)	Compensation Actually Paid to Andrew H. Reich
2023	$551,000	$—	$551,000

(a)
In accordance with Item 402(v) of Regulation S-K, for the years covered by the Pay Versus Performance table, no adjustments to the Summary Compensation Table totals were required to determine “compensation actually paid,” because during such years the applicable officers did not receive or hold equity awards or participate in any defined benefit or actuarial pension plans.

(4)
Represents the average amount of “compensation actually paid” to the Non-PEO NEO, as computed in accordance with Item 402(v) of Regulation S-K. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total Summary Compensation Table compensation for the Non-PEO NEO for each applicable year:

Year	Reported Summary Compensation Table Total for Andrew H. Reich	Adjustments to Determine Compensation Actually Paid(a)	Compensation Actually Paid to Andrew H. Reich
2025	$612,000	$—	$612,000
2024	$584,000	$—	$584,000

(5)
For each covered fiscal year, our TSR was calculated based on the cumulative total shareholder return on the applicable stock, based on a deemed fixed investment of $100 at market close on December 31, 2022.

(6)	The dollar amounts reported represent the amount of net income/ (loss) reflected in our consolidated audited financial statements for the applicable years.
The objectives of our executive compensation program are (1) to enhance our long-term value by driving growth and profitability consistent with our board-approved annual financial and long-term strategic plans, (2) to assist us in attracting and retaining high quality talent, (3) to reward past performance and motivate future performance, and (4) to align executive officers’ long-term interests with those of our shareholders. While we do not utilize a set formula for allocating compensation among the elements of total compensation, our compensation program is designed to reward performance by tying a substantial portion of each executive officer’s total potential compensation to individual performance and our overall performance. Key factors include the executive officer’s performance; the nature, scope and level of the executive officer’s responsibilities; and the executive officer’s contribution to our overall financial results. Our approach to compensation complements our practices of real-time risk assessment and daily measurement of financial performance in the various parts of our businesses, which also act as disincentives to excessive risk-taking.
The compensation actually paid to our PEOs and Non-PEO NEO during the fiscal years covered by the Pay Versus Performance table generally increased over time, as did our TSR. Our net income during those fiscal years increased for 2024, but then decreased for 2025.

2025 DIRECTOR COMPENSATION
The table below discloses the cash, equity awards, and other compensation earned, paid, or awarded, as the case may be, to each of our non-employee directors during the year ended December 31, 2025.
Each non-employee director receives an annual cash retainer of $120,000 for their service on our Board of Directors, for which retainer is paid quarterly (besides Mr. Shin who declined compensation for his service as a director in 2025). From time to time, the Company may provide modest discretionary bonuses (in the form of cash or of common stock) to directors in recognition of their service and contributions during the year. Any such bonuses are determined based on a holistic review of director engagement, responsibilities, and overall contributions to the Company.
During the year ended December 31, 2025, Mr. Cuttita received a $10,000 cash bonus and Mr. Schneider received 9,000 shares of common stock of the Company. Each non-employee director also receives reimbursements for reasonable travel expenses and out-of-pocket costs incurred on behalf of the Company.
John J. Gebbia and Mr. Reich served on our Board of Directors during the year ended December 31, 2025, but their compensation for such services is fully reflected above in the 2025 Summary Compensation Table.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation(2)	Total
Gloria E. Gebbia	$120,000	—	—	—	—	$—	$120,000
Francis V. Cuttita	$120,000	—	—	—	—	$10,000	$130,000
Charles A. Zabatta	$120,000	—	—	—	—	$—	$120,000
Jerry M. Schneider(3)	$120,000	25,920	—	—	—	$—	$145,920
Hocheol Shin	$—	—	—	—	—	$—	$—
Lewis W. Solimene, Jr.(4)	$15,000	—	—	—	—	$—	$15,000

(1)
Reflects the grant date fair value of the shares of common stock of the Company granted to Mr. Schneider under the Siebert Financial Corp. 2021 Equity Incentive Plan, calculated in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. As of December 31, 2025 none of our non-employee directors held any option awards or unvested stock awards.

(2)	Amount for Mr. Cuttita represents a cash bonus of $10,000.
(3)	Jerry Schneider served as a member of the Board of Directors until November 18, 2025.
(4)	At the 2025 Annual Meeting held on November 18, 2025, Lewis W. Solimene, Jr. was elected to the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table lists share ownership of our common stock as of September 21, 2026. The information includes beneficial ownership by each of our directors and the named executive officers, all directors and executive officers as a group and beneficial owners known by our management to hold at least 5% of our common stock. Except as indicated in footnotes to this table, we believe that the shareholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these shareholders. Percentage of ownership is based on 42,224,436 shares of common stock outstanding as of September 21, 2026.

Name and Address of Beneficial Owner(1)	Shares of Common Stock	Percent of Class (Rounded)
Executive Officers, Directors and Director Nominees
John J. Gebbia/John M. Gebbia(2)(5)	17,050,603	40%
Andrew H. Reich(7)	617,574	2%
Charles A. Zabatta(3)	550,439	1%
Francis V. Cuttita	187,773	*
Hocheol Shin(6)	—	*
Lewis W. Solimene, Jr.	—	*
Directors and executive officers as a group (7 persons)	18,406,389	43%

Other Shareholders with 5% or More
John J. & Gloria E. Gebbia TTEESS UAD 12/8/94(5)(9)	9,794,994	23%
Kakaopay(8) 15F, Tower B, 166 Pangyoyeok-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Republic of Korea 13529	8,075,607	19%
Richard Gebbia(4)(5)	3,654,400	9%

*	Less than 1% of outstanding shares as of September 21, 2026.
(1)	Unless otherwise indicated, the business address of each individual is c/o Siebert Financial Corp., 653 Collins Avenue, Miami Beach, FL 33139.
(2)
Includes 9,794,994 shares of our common stock owned by the John J & Gloria E Gebbia TTEESS UAD 12/8/94 “Gebbia Living Trust” which is jointly owned by John J. Gebbia and Gloria E. Gebbia, as husband and wife, 3,078,127 shares owned by Richard Gebbia, 1,921,891 shares owned by John M. Gebbia, 1,415,318 shares owned by David J. Gebbia and 840,273 shares owned by certain family members of the foregoing control group members and by a company owned and controlled by various family members of the foregoing control group members.

(3)	Includes 530,439 shares owned by Charles A. Zabatta’s wife.
(4)	Includes 276,273 shares owned by the children of Richard Gebbia and 300,000 shares owned by a company owned and controlled by various family members.
(5)
Gloria E. Gebbia, John M. Gebbia, Richard S. Gebbia and David J. Gebbia are parties to that certain Amended and Restated Joint Filing and Group Agreement, dated as of January 10, 2022 (the “Group Agreement”), pursuant to which the foregoing Gebbia family members agreed to form a group for the purpose of taking joint actions and such actions relating to their voting rights regarding securities of the Company necessary or advisable to achieve the foregoing. The Group Agreement is attached to the amended Schedule 13D, filed on January 13, 2022, as Exhibit 99.1.

(6)
Hocheol Shin was designated by Kakaopay as a director-nominee pursuant to that certain Amended and Restated Stockholders’ Agreement dated December 19, 2023, among Kakaopay, the Company, the Gebbia Stockholders (as defined therein), and John J. Gebbia (in his individual capacity and as representative of the Gebbia Stockholders).

(7)	Includes 28,000 shares owned by the children of Andrew H. Reich.
(8)
Based solely on a Schedule 13D filed with the SEC on May 30, 2023, by Kakaopay and Kakao Corporation (“Kakao”). In the filing, Kakaopay and Kakao reported having shared voting power over all 8,075,607 shares.

(9)	The John J. & Gloria E. Gebbia TTEESS UAD 12/8/94 (“Gebbia Living Trust”) is jointly owned by John J. Gebbia and Gloria E. Gebbia as husband and wife.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Review and Approval of Related Party Transactions
As set forth in our Amended and Restated Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions.
Our Code of Ethics for Senior Financial Officers, applicable to our chief executive officer, chief financial officer, controller, treasurer, principal accounting officer and other employees performing similar functions, provides that our Senior Financial Officers should endeavor to avoid any actual or potential conflict of interest between their personal and professional relationships and requires them to promptly report and disclose all material facts relating to any such relationships or financial interests which give rise, directly or indirectly, to an actual or potential conflict of interest to the Audit Committee. The Code of Ethics also provides that no Senior Financial Officer should knowingly become involved in any actual or potential conflict of interest without the relationship or financial interest having been approved by the Audit Committee. Our Code of Ethics does not specify the standards that the Audit Committee would apply to a request for a waiver of this policy.
Related Party Transactions
SEC regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest. A related person is: (i) an executive officer, director or director nominee, (ii) a beneficial owner of more than 5% of our common stock, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control.
Described below are certain transactions or series of transactions between the Company and certain related persons since January 1, 2024.
KCA
Gloria E. Gebbia is the managing manager of Kennedy Cabot Acquisition, LLC (“KCA”). KCA owns a license from the Muriel Siebert Estate / Foundation to use the names “Muriel Siebert & Co., LLC” and “Siebert” within business activities, which expires in 2026. For the use of these names, KCA passed through to the Company its cost of $0 and $60,000 for the years ended December 31, 2025 and 2024, respectively. Other than this arrangement, KCA has earned no profit for providing any services to the Company for the years ended December 31, 2025 and 2024 as KCA passes through any revenue or expenses to the Company’s subsidiaries.
PW
PW brokers the insurance policies for related parties. Revenue for PW from related parties was $96,000 and $98,000 for the years ended December 31, 2025 and 2024, respectively.
Gloria E. Gebbia, John J. Gebbia, and Gebbia Family Members
The three sons of Gloria E. Gebbia and John J. Gebbia hold executive positions within the Company’s subsidiaries and their compensation was in aggregate $5,315,000 and $3,742,000 for the years ended December 31, 2025 and 2024, respectively. Part of their compensation includes payments related to key revenue streams.
On May 22, 2023, Gloria E. Gebbia issued a warrant to BCW to purchase 403,780 shares of common stock of the Company held by Ms. Gebbia at an exercise price of $2.15 per share in connection to the transaction with Kakaopay.
Gebbia Sullivan County Land Trust
The Company operates on a five-year lease agreement for its branch office in Omaha, Nebraska with the Gebbia Sullivan County Land Trust, the trustee of which is a member of the Gebbia family. For both the years ended December 31, 2025 and 2024, rent expense was $60,000 for this branch office. The Company built out its office in Omaha for $211,000 for the year ended December 31, 2024. The Company did not incur any costs for the year ended December 31, 2025 associated with the Omaha office build-out. In March 2026, the Gebbia Sullivan County Land Trust terminated the lease agreement with the Company.

Credit Agreement
On August 15, 2024, the Company entered into the Credit Agreement with East West Bank (“EWB”), providing the Company a revolving credit facility of up to $20,000,000 whereby John J. Gebbia and Gloria E. Gebbia, along with the John and Gloria Living Trust, guaranteed the Company’s obligations under the Credit Agreement with EWB. Refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, Note 20 - Commitments, Contingencies, and Other for further detail.
Gebbia Media, LLC
On August 12, 2024, the Company acquired 100% of Gebbia Media, a music and entertainment company owned by John J. Gebbia, Gloria E. Gebbia, and David J. Gebbia for a purchase price of $1,250,000. Refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, Note 4 - Business Combinations for further detail.
Kakaopay and Affiliates
Hocheol Shin is currently the President of Kakaopay Securities and was head of Kakaopay’s Payment Business Group and Corporate Development Office. On April 27, 2023, the Company entered into the First Tranche Stock Purchase Agreement, pursuant to which the Company agreed to issue to Kakaopay the First Tranche Shares at a per share price of Two Dollars Fifteen Cents ($2.15), and then entered into a subsequent termination of this agreement. Refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, Note 6 - Kakaopay Transaction for further detail.
MSCO entered into an agreement whereby it would provide an omnibus trading account for Kakaopay’s subsidiary, KakaoPay Securities, and provide trade execution services to KakaoPay Securities, subject to compliance with applicable U.S. laws, rules and regulations.
RISE
As of September 2022, MSCO and RISE have a clearing agreement whereby RISE introduces clients to MSCO. As part of the agreement, RISE deposited a clearing fund escrow deposit of $50,000 to MSCO, and had excess cash of approximately $1.1 and $1.2 million in its brokerage account at MSCO as of December 31, 2025 and 2024, respectively. The resulting asset of RISE and liability of MSCO is eliminated in consolidation. There was an interest expense of $33,000 related to this clearing agreement for both of the years ended December 31, 2025 and 2024.
On October 28, 2025, the Company purchased the remaining 32% interest in RISE for $3.7 million from members of the Gebbia family and employees of the Company. Part of the purchase of the 32% interest in RISE included 24% owned by Gloria E. Gebbia, a former director of the Company, for approximately $2.9 million, and 1% owned by a family member of Andrew Reich, a director of the Company, for approximately $0.1 million. Upon completion of the transaction, RISE became a wholly-owned subsidiary of Siebert. Refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, Note 5 - RISE for further detail.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
At the Annual Meeting, seven directors are to be elected to serve until the next annual meeting of shareholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director.
Set forth below, and above under “Board of Directors,” is information regarding the seven nominees for election to our Board of Directors:
NOMINEES

Name	Position(s) with the Company	Year First Elected Director
John J. Gebbia	Director, Chairman and Chief Executive Officer	2020
Andrew H. Reich	Director and Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary	2016
Charles A. Zabatta	Director	2016
Francis V. Cuttita	Director	2016
Hocheol Shin	Director	2023
Lewis W. Solimene, Jr.	Director	2025
John M. Gebbia(1)	Director	2026

(1)	Effective September 22, 2026, John M. Gebbia was elected to serve on the Board of Directors to fill the vacancy created by the resignation of Gloria E. Gebbia.
Each person nominated has agreed to serve if elected, and our Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy.
Required Vote
The nominees for the seven director seats are elected by a plurality of the votes cast. Accordingly, the seven nominees who receive the most votes out of votes cast “FOR” by holders of shares that are represented electronically or by proxy at the Annual Meeting and entitled to vote will be elected to serve as directors.
THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL NO. 1 TO BE IN THE BEST INTEREST OF SIEBERT AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF CROWE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2026
Our Audit Committee is responsible for the appointment, retention and oversight of the independent registered public accounting firm retained to audit our financial statements. The Audit Committee has appointed Crowe LLP (“Crowe”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2026. Crowe has served as our independent registered public accounting firm since July 24, 2024.
We are submitting the appointment of our independent registered public accounting firm for shareholder ratification at the Annual Meeting. The members of the Audit Committee and the Board of Directors believe that the retention of Crowe to serve as our independent registered public accounting firm is in the best interests of the Company and its shareholders.
A representative of Crowe is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so, and is expected to respond to appropriate questions from shareholders.
On May 13, 2024, we finalized discussions with our former independent registered public accounting firm, Baker Tilly US, LLP (“Baker Tilly”), that Baker Tilly was resigning its engagement with us upon completion of Baker Tilly’s review of our financial statements for the quarter ended March 31, 2024. As noted above, the Audit Committee approved the appointment of Crowe as our independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2024.
Baker Tilly’s report on our financial statements for the fiscal years ended December 31, 2023 and 2022 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During our fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through May 13, 2024, there were no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Baker Tilly’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on our financial statements. During the same periods, there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weakness related to our not designing and maintaining user access controls to ensure appropriate segregation of duties and adequate restricted user and privileged access to financial applications, data and programs to the appropriate personnel, as previously reported in our Annual Report on Form 10-K for the year ended December 31, 2023.
The Audit Committee authorized Baker Tilly to respond fully to the inquiries of Crowe. We provided Baker Tilly with a copy of the disclosures we made in a Current Report on Form 8-K filed on May 16, 2024 and requested that Baker Tilly furnish us a letter addressed to the SEC stating whether Baker Tilly agrees with the statements made therein. A copy of Baker Tilly’s letter, dated May 16, 2024, was filed as Exhibit 16.1 to the Form 8-K.
During our fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the date of appointment of Crowe, neither we nor anyone acting on our behalf consulted with Crowe regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Crowe concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
As noted above, Baker Tilly was engaged as the Company’s independent registered public accounting firm for the years ended December 31, 2023 and 2022.
Audit and Tax Fees
Our Audit Committee has determined that the services described below that were rendered by Crowe and Baker Tilly are compatible with the maintenance of Crowe and Baker Tilly’s independence from our management.

Audit Fees
The aggregate fees billed by Crowe for professional services rendered for the 2025 audit of our annual consolidated financial statements and reviews of our quarterly consolidated financial statements were $919,000. The aggregate fees billed by Crowe for professional services rendered for the 2024 audit of our annual consolidated financial statements and reviews of our quarterly consolidated financial statements were $825,000. The aggregate fees billed by Baker Tilly for professional services rendered for the 2024 reviews of our quarterly consolidated financial statements were $67,000.
Audit-Related Fees
We had no fees billed by Crowe for assurance and related services reasonably related to the performance of the audit or review of consolidated financial statements for the years ended December 31, 2025 and 2024. We had no fees billed by Baker Tilly for assurance and related services reasonably related to the performance of the audit or review of consolidated financial statements for the year ended December 31, 2024.
Tax Fees
We had no tax fees billed by Crowe for tax compliance, tax advice, and tax planning for the years ended December 31, 2025 and 2024. We had no tax fees billed by Baker Tilly for tax compliance, tax advice, and tax planning for the year ended December 31, 2024.
All Other Fees
We had no other fees billed by Crowe for products or services, other than those described above under “Audit Fees”, “Audit-Related Fees”, and “Tax Fees”, for the years ended December 31, 2025 and 2024. We had no other fees billed by Baker Tilly for products or services, other than those described above under “Audit Fees”, Audit-Related Fees” and “Tax Fees” for the year ended December 31, 2024.
Pre-Approval Policy
The Audit Committee pre-approves all audit and non-audit services provided by our independent auditors prior to the engagement of the independent auditors with respect to such services. With respect to audit services and permissible non-audit services not previously approved, the Audit Committee has authorized the Chairman of the Audit Committee to approve such audit services and permissible non-audit services, provided the Chairman informs the Audit Committee of such approval at the next regularly scheduled meeting. All “Audit-Related Fees,” “Tax Fees” and “All Other Fees” set forth above were pre-approved by the Audit Committee in accordance with its pre-approval policy.

Audit Committee Report to Shareholders:
The Audit Committee has reviewed and discussed with management the audited consolidated financial statements for the fiscal years ended December 31, 2025 and 2024. The Audit Committee has also discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standards No. 16, adopted by the PCAOB (United States) regarding, “Communications with Audit Committees,” including our critical accounting policies and our interests, if any, in “off-balance sheet” entities. Additionally, the Audit Committee has received the written disclosures and representations from the independent registered public accounting firm required by applicable requirements of the PCAOB (United States) regarding “Communication with Audit Committees Concerning Independence.”

Based on the review and discussions referred to within this report, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal years ended December 31, 2025 and 2024 be included in Siebert Financial Corp.’s Annual Report on Form 10-K for filing with the SEC.

Audit Committee,
Lewis W. Solimene, Jr., Chairman
Francis V. Cuttita
Charles A. Zabatta

Required Vote
The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast in favor of or against the proposal by the holders of shares of common stock represented electronically or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are not considered votes cast for the foregoing purpose and will therefore have no effect on the outcome of this item. Broker non-votes are not expected for Proposal 2, as stock exchange rules allow brokers, banks or other nominees to exercise discretionary voting authority on this “routine” proposal. If there were any broker non-votes with respect to this proposal they would have no effect on the vote with respect to this proposal.
The Audit Committee is not bound by the results of the vote regarding ratification of the independent registered public accounting firm. If our shareholders do not ratify the appointment, the Audit Committee will reconsider whether to retain Crowe, but still may retain them. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.
THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL NO. 2 TO BE IN THE BEST INTEREST OF SIEBERT AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CROWE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2026
SHAREHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING AND COMMUNICATIONS
If you wish to submit proposals to be presented at the 2027 Annual Meeting of Shareholders (the “2027 Annual Meeting”), the proposals must be received by us in accordance with the provisions of Rule 14a-8 under the Exchange Act no later than June 8, 2027, which is the 120th calendar day before the anniversary of the date of this Proxy Statement, to be included in our proxy materials for that meeting. If the date of the 2027 Annual Meeting has been changed by more than 30 days from the date of this year’s Annual Meeting, then the deadline will be a reasonable time before the Company begins to print and send its proxy materials. Notice of a shareholder proposal submitted outside the processes of Rule 14a-8 under the Exchange Act for the 2027 Annual Meeting will be considered untimely if the Company did not have notice of the proposal by at least August 22, 2027, which is 45 days before the anniversary of the date on which the Company first sent its proxy materials for the Annual Meeting. If the date of the 2027 Annual Meeting has changed more than 30 days from the date of this year’s Annual Meeting, then notice will be untimely if the Company has not received it in a reasonable time before the Company sends its proxy materials for the 2027 Annual Meeting.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the anniversary date of the immediately preceding annual meeting of shareholders. Accordingly, any shareholder notice for the 2027 Annual Meeting in support of director nominees other than the Company’s nominees must postmarked or transmitted electronically to the Company at its principal executive offices no later than September 19, 2027. If the date of the 2027 Annual Meeting changes by more than 30 calendar days from the date of this year’s Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the first public announcement by the Company of the date of the 2027 Annual Meeting.
Shareholders who wish to communicate with the Board of Directors or an individual director should direct written correspondence to our Secretary, Andrew H. Reich, at Siebert Financial Corp., 653 Collins Avenue, Miami Beach, FL 33139. Any such communication must contain (i) a representation that the shareholder is a holder of record of our common stock, (ii) the name and address, as they appear on our books of the shareholder sending such communication and (iii) the number of shares of our common stock that are beneficially owned by such shareholder. The Secretary will forward such communications to the Board of Directors or a specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding such communication.

OTHER MATTERS
The Board does not know of any other matters to be presented at the meeting. If any additional matters are properly presented to the shareholders for action at the meeting, the persons named in the enclosed proxies and acting thereunder will have discretion to vote on these matters in accordance with their best judgment.
YOU MAY OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE BY WRITING TO: ANDREW H. REICH, SECRETARY, 653 COLLINS AVENUE, MIAMI BEACH, FL 33139, OR CALLING (310) 385-1861.

By Order of the Board of Directors

Andrew H. Reich
Secretary
Dated: October 8, 2026

PLEASE VOTE BY INTERNET OR TELEPHONE OR COMPLETE,
DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY
IN THE ENCLOSED ENVELOPE.

PLEASE VOTE—YOUR VOTE IS IMPORTANT

Siebert

SIEBERT FINANCIAL CORP.
6201 15TH AVENUE
C/O AMERICAN STOCK TRANSFER
BROOKLYN, NY 11219

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 17, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SIEB2026**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 17, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. To elect seven (7) directors.

Nominees

01) John J. Gebbia 02) Charles A. Zabatta 03) Francis V. Cuttita 04) Andrew H. Reich 05) Hocheol Shin
06) Lewis W. Solimene, Jr. 07) John M. Gebbia

The Board of Directors recommends you vote FOR proposal 2.

	For	Against	Abstain
2. To ratify the appointment of Crowe LLP as our independent registered public accounting firm for fiscal 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000713629_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

SIEBERT FINANCIAL CORP.
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 18, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew H. Reich and Charles A. Zabatta, and each of them, the proxies of the undersigned, with power of substitution to each of them to vote all shares of Siebert Financial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Siebert Financial Corp. to be held November 18, 2026, at 1:00 PM Eastern Standard Time, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the election of the nominees listed on the reverse side for the Board of Directors and FOR Proposal 2. This proxy authorizes Andrew H. Reich and Charles A. Zabatta to vote at their discretion on any other matter that may properly come before the meeting or for any adjournment or postponement of the meeting.

0000713629_2 R2.09.05.010

Continued and to be signed on reverse side